                                   VAN KAMPEN
                              PENNSYLVANIA TAX FREE
                                   INCOME FUND

                                SEMIANNUAL REPORT
                                 MARCH 31, 2001

                       [GRAPHIC - A MAN ON A PILLAR
                        LOOKING AT A PORTION OF THE
                           STATE OF PENNSYLVANIA]

                                   VAN KAMPEN
                                   INVESTMENTS

                           TABLE OF CONTENTS

                                    OVERVIEW

                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4

                       PORTFOLIO AT A GLANCE
                              CREDIT QUALITY     6
                  SIX-MONTH DIVIDEND HISTORY     6

                           TOP FIVE HOLDINGS     7
                            TOP FIVE SECTORS     7

             Q&A WITH YOUR PORTFOLIO MANAGER     8
                           GLOSSARY OF TERMS    11

                              BY THE NUMBERS

                     YOUR FUND'S INVESTMENTS    12
                        FINANCIAL STATEMENTS    20

               NOTES TO FINANCIAL STATEMENTS    26

       FUND OFFICERS AND IMPORTANT ADDRESSES    32

[SIDENOTE]

WITH CHANGE, COMES OPPORTUNITY. PORTFOLIO MANAGERS WHO SEIZE TODAY'S OPPORTUNITIES WILL MOST LIKELY PERFORM WELL.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

OVERVIEW

LETTER TO SHAREHOLDERS
APRIL 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio manager invested your money during this challenging time. In the following pages, you will find an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY PEAKED IN MARCH 2000 AND THEN BEGAN A SURPRISINGLY SWIFT DESCENT THROUGH THE END OF MARCH 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.0 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN STOKED RECESSION FEARS AS BUSINESS AND CONSUMER DEMAND CONTINUED TO COOL, SPENDING ON EXPORTS WANED AND MANUFACTURING ACTIVITY SLOWED.

CONSUMER SPENDING AND EMPLOYMENT

CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY CONTINUED TO EXERT PRESSURE ON CONSUMERS' POCKETBOOKS. CONSUMER CONFIDENCE AND SPENDING, WHICH HAD BEEN DECLINING SINCE LATE 2000, REMAINED LOW--BUT REMARKABLY STRONG--THROUGH THE FIRST QUARTER OF 2001. AGAINST THIS ECONOMIC BACKDROP, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

ADDING TO THESE GENERAL CONCERNS, THE JOBLESS RATE FOR MARCH CLIMBED TO ITS HIGHEST LEVEL IN ALMOST TWO YEARS--BUT, AT 4.3 PERCENT, UNEMPLOYMENT REMAINED AT HISTORICALLY LOW LEVELS.

INTEREST RATES AND INFLATION

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.9 PERCENT IN THE 12 MONTHS ENDED MARCH 31. WITH INFLATION PRESSURES BUILDING AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT FOLLOWED ITS SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, WITH TWO HIGHLY ANTICIPATED CUTS OF 0.50 PERCENT EACH, FIRST ON JANUARY 31, AND THEN AGAIN ON MARCH 20, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY DECIDED ADDITIONAL RATE CUTS WERE STILL IN ORDER TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 1998--DECEMBER 31, 2000)

[BAR CHART]

Dec-98       5.9%
Mar-99       3.5%
Jun-99       2.5%
Sep-99       5.7%
Dec-99       8.3%
Mar-00       4.8%
Jun-00       5.6%
Sep-00       2.2%
Dec-00       1.0%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(MARCH 31, 1999--MARCH 31, 2001)

[LINE CHART]

           Interest Rates  Inflation
Mar-99          4.750        1.80
Apr-99          4.750        2.30
May-99          4.750        2.10
Jun-99          5.000        2.00
Jul-99          5.000        2.10
Aug-99          5.250        2.30
Sep-99          5.250        2.60
Oct-99          5.250        2.60
Nov-99          5.500        2.60
Dec-99          5.500        2.70
Jan-00          5.500        2.70
Feb-00          5.750        3.20
Mar-00          6.000        3.80
Apr-00          6.000        3.10
May-00          6.500        3.20
Jun-00          6.500        3.70
Jul-00          6.500        3.70
Aug-00          6.500        3.40
Sep-00          6.500        3.50
Oct-00          6.500        3.40
Nov-00          6.500        3.40
Dec-00          6.500        3.40
Jan-01          5.500        3.70
Feb-01          5.500        3.50
Mar-01          5.000        2.90

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF MARCH 31, 2001)

                                                  A SHARES     B SHARES     C SHARES
------------------------------------------------------------------------------------
Six-month total return based on NAV(1)              5.39%        4.97%       5.03%
------------------------------------------------------------------------------------
Six-month total return(2)                           0.39%        0.97%       4.03%
------------------------------------------------------------------------------------
One-year total return(2)                            3.53%        3.88%       6.48%
------------------------------------------------------------------------------------
Five-year average annual total return(2)            4.17%        4.14%       4.40%
------------------------------------------------------------------------------------
Ten-year average annual total return(2)             6.08%          N/A         N/A
------------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)         7.25%     4.41%(3)       4.10%
------------------------------------------------------------------------------------
Commencement date                                05/01/87     05/03/93    08/13/93
------------------------------------------------------------------------------------
Distribution rate(4)                                4.33%        3.86%       3.85%
------------------------------------------------------------------------------------
Taxable-equivalent distribution rate(5)             6.96%        6.21%       6.19%
------------------------------------------------------------------------------------
SEC Yield(6)                                        4.88%        4.36%       4.36%
------------------------------------------------------------------------------------

   N/A = NOT APPLICABLE

(1)ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT
   INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO .25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES.

(2)ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES
   PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND RULE 12b-FEE. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE RULE 12b-1 FEE FOR CLASS A SHARES IS UP TO .25% AND FOR CLASS B AND CLASS C SHARES IS 1%.

(3)REFLECTS THE CONVERSION OF CLASS B SHARES INTO CLASS A SHARES SEVEN YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED. SEE FOOTNOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.

(4)DISTRIBUTION RATE REPRESENTS THE MONTHLY ANNUALIZED DISTRIBUTIONS OF THE FUND AT THE END OF THE PERIOD AND NOT THE EARNINGS OF THE FUND.

(5)TAXABLE-EQUIVALENT CALCULATIONS REFLECT A COMBINED FEDERAL AND STATE INCOME TAX RATE OF 37.8%, WHICH TAKES INTO CONSIDERATION THE THE DEDUCTIBILITY OF INDIVIDUAL STATE TAXES PAID.

(6)SEC YIELD IS A STANDARDIZED CALCULATION PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION FOR DETERMINING THE AMOUNT OF NET INCOME A PORTFOLIO SHOULD THEORETICALLY GENERATE FOR THE 30-DAY PERIOD ENDED MARCH 31, 2001.

   A PORTION OF THE INTEREST INCOME MAY BE TAXABLE FOR THOSE INVESTORS SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

   SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

   MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE



CREDIT QUALITY
(AS A PERCENTAGE OF LONG-TERM INVESTMENTS)

AS OF MARCH 31, 2001

AAA/Aaa                   61.4%
AA/Aa                      9.3%
A/A                        6.2%
BBB/Baa                    6.1%
BB/Ba                      3.3%
Non-Rated                 13.7%

[CHART]

AS OF SEPTEMBER 30, 2000

AAA/Aaa                   53.8%
AA/Aa                      8.5%
A/A                        7.5%
BBB/Baa                    9.7%
BB/Ba                      3.3%
Non-Rated                 17.2%

[CHART]



BASED UPON THE CREDIT QUALITY RATINGS AS ISSUED BY STANDARD & POOR'S CREDIT MARKET SERVICES/MOODY'S INVESTOR SERVICES, RESPECTIVELY. SUBJECT TO CHANGE DAILY.

SIX-MONTH DIVIDEND HISTORY
(FOR THE SIX MONTHS ENDING MARCH 31, 2001)

10/00          $.0650
11/00          $.0650
12/00          $.0650
 1/01          $.0650
 2/01          $.0650
 3/01          $.0650


THE DIVIDEND HISTORY REPRESENTS DIVIDENDS THAT WERE PAID ON THE FUND'S CLASS A SHARES AND IS NO GUARANTEE OF THE FUND'S FUTURE DIVIDENDS.

TOP FIVE HOLDINGS(*)
(AS A PERCENTAGE OF LONG-TERM INVESTMENTS--MARCH 31, 2001)

Philadelphia, PA Authority Industrial Development Lease
Revenue Series A                                                            5.0%
--------------------------------------------------------------------------------
Philadelphia, PA                                                            3.1%
--------------------------------------------------------------------------------
Berks County, PA                                                            2.9%
--------------------------------------------------------------------------------
Pennsylvania State Higher Education Facility Authority Revenue
Drexel University                                                           2.4%
--------------------------------------------------------------------------------
Pennsylvania State Higher Education Assistance Agency
Student Loan Revenue                                                        2.4%
--------------------------------------------------------------------------------



TOP FIVE SECTORS*
(AS A PERCENTAGE OF LONG-TERM INVESTMENTS)

                                March 31, 2001        September 30, 2000
Public Building                          13.0%                     13.8%
Public Education                         10.8%                      5.4%
Health Care                              10.4%                     12.6%
Higher Education                         10.0%                      8.6%
Other Care                                9.8%                     11.0%


*SUBJECT TO CHANGE DAILY.

[PHOTO OF DENNIS PIETRZAK, PORTFOLIO MANAGER]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. DENNIS PIETRZAK, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED MARCH 31, 2001.



Q HOW WOULD YOU CHARACTERIZE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED
  AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A    As you might expect, the markets proved to be an emotional roller coaster for investors during the past six months. Early in the fourth quarter of 2000, investors were still wary about the potential for higher inflation, which would prompt the Federal Reserve Board (the "Fed") to raise interest rates. Yet as the quarter progressed, the nation's sharp economic slowdown caused a dramatic shift in the psychology of the marketplace.

     Essentially, investors went from worrying about the economy growing too quickly to worrying about the economy grinding to a halt. Warning signs included a decline in industrial production, which fell from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization sagged to just 79 percent. The fourth quarter gross domestic product (GDP) was up only 1.0 percent, its second straight decline in growth rate and the lowest increase registered since the second quarter of 1995.

     By December 2000, it was widely expected that the Fed would begin lowering interest rates in response to the weakening economic data. This belief led to a broad rally in the municipal bond market, with slightly stronger performance at the long end of the maturity spectrum.

     Moving into the first quarter of 2001, the demeanor of the market changed from anticipation to realization as the Fed, acting between regularly scheduled meetings, unexpectedly lowered the target federal funds rate by 0.5 percent. The immediate impact of this move was a continuation of the rally that began in the fourth quarter of 2000, though this advance was stronger among the shorter maturities.

     By the end of January, the Fed had lowered rates by another half percentage point. Then, as economic activity continued to show weakness and the stock market faltered, the Fed cut rates a third time, again by half a point, in late March. Cumulatively, these cuts helped to fuel a sustained bond market rally, particularly among shorter-maturity bonds.

     Responding to the stronger performance of bonds in 2000 and the persistent downtrend in stocks, investors began to move money into municipal bond mutual funds. Net inflows for the first quarter of 2001 totaled more than $1.7 billion, a clear vote of confidence after the net drop of $10.5 billion in total municipal fund assets over the year 2000. Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates.

     For the reporting period, the fund achieved a total return of 5.39 percent through the six months ended March 31, 2001 (Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower).

     The fund's dividend held steady throughout the period, providing shareholders with an attractive monthly dividend of $0.0650 per Class A share, which translates to a distribution rate of 4.33 percent based on the fund's maximum offering price on March 31, 2001. Based on these figures, investors would have to earn a distribution rate of 6.96 percent on a taxable investment (for an investor in the 37.8 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the fund.

     OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. BY COMPARISON, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX PRODUCED A TOTAL RETURN OF 6.69 PERCENT FOR THE SAME PERIOD. ANOTHER COMMONLY USED INDEX, THE LEHMAN BROTHERS PENNSYLVANIA MUNICIPAL BOND INDEX (MATURITIES GREATER THAN 5 YEARS), PRODUCED A TOTAL RETURN OF 6.54 PERCENT FOR THE SAME PERIOD. THESE INDEXES ARE UNMANAGED, BROAD-BASED STATISTICAL COMPOSITES OF MUNICIPAL BONDS AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THEY REPRESENT. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. For additional performance results, please refer to the chart and footnotes on page 4.

Q WHAT STRATEGIC DECISIONS DID YOU MAKE IN LIGHT OF THESE CONDITIONS?

A    It was clear that this fund needed some structural changes to deal with the increasingly difficult markets that were developing as we entered the fourth quarter of 2000. The portfolio's weighting in lower-rated, higher-yielding securities, which underperformed higher quality credits during the market's recent rallies, was higher than that of most of its peer group--the Lipper Pennsylvania Municipal Index. The fund also owned a troubled credit, Bethlehem Steel. This issue has since been sold.

     In an effort to deal with these difficult markets, our plan was to restructure the portfolio so that it had a higher credit quality profile during this time. To accomplish this, we sold off troubled credits and pared back on the fund's allocation to lower-rated and non-rated bonds. We also moved a portion of assets into high-quality bonds with intermediate maturities, a portion of the market that offered strong relative value. At the close of the period, the fund had 61.4 percent of long-term investments in AAA rated securities, up from roughly 54 percent at the start of the period. Allocations to non-rated securities and BBB rated securities dropped by 3.5 percent and 3.6 percent, respectively.

     Reflecting the fund's increased credit quality, the biggest change in portfolio composition came in the public education sector, which increased by
5.4 percent to become the fund's second-largest allocation (10.8 percent). Two other sectors representing more than 10 percent of the portfolio were public building (at 13.0 percent, the fund's largest allocation) and health care (10.4 percent).

     The health care sector in Pennsylvania is one that requires constant vigilance. We continue to closely monitor the fund's holdings in this sector, such as bonds issued by St. Francis Medical Center, a troubled hospital in Pittsburgh. Overall, the fund's exposure in this sector was reduced by just over 2 percent during the course of the reporting period, though we are confident that an improved credit environment in the health-care sector is a distinct possibility.

Q    WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

A    While rate cuts by the Fed may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, it's likely that we'll see the market stabilize and trade in a narrow range over the near term.

     As we mentioned earlier, the health care sector continues to pose its own special challenges, such as too many hospital beds in service, weak earnings, and credit concerns. Still, we continue to rely on our strong credit research in this sector to identify situations that could benefit from improving conditions within the industry.

     Despite the turbulence and uncertainty of recent months, we believe flows into municipal funds will remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We also believe sustained demand may help drive performance, and the portfolio is well positioned to benefit from the market's supply-and-demand dynamics. A broad range of infrastructure projects are either proposed or underway in Harrisburg, Philadelphia, and Pittsburgh, so the availability of municipal bonds to fund these ventures should help maintain supply in the Pennsylvania municipal market.

     At present, we plan to continue looking for opportunities to enhance the fund's yield component and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.



CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
MARCH 31, 2001 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.


PAR
AMOUNT                                                                                           MARKET
(000)       DESCRIPTION                                     COUPON           MATURITY            VALUE
            MUNICIPAL BONDS 99.9%
            PENNSYLVANIA 99.4%
$    1,260  Allegheny Cnty, PA Arpt Auth
            Pittsburgh Intl Arpt Rfdg (FGIC Insd) ........  5.625%           01/01/10        $  1,360,107
     3,500  Allegheny Cnty, PA Arpt Rev Gtr
            Pittsburgh Intl Arpt Ser B (Prerefunded
            @ 01/01/02) (FSA Insd) .......................  6.625            01/01/22           3,641,155
     1,625  Allegheny Cnty, PA C-34 Conv Cap
            Apprec .......................................  8.625            02/15/04           1,844,261
     4,500  Allegheny Cnty, PA Ctfs Partn
            (AMBAC Insd) .................................  5.000            12/01/24           4,363,065
     1,000  Allegheny Cnty, PA Higher Edl Bldg
            Auth Univ Rev Duquesne Univ Proj
            (AMBAC Insd) .................................  6.500            03/01/11           1,172,120
     1,750  Allegheny Cnty, PA Higher Edl Bldg
            Auth Univ Rev Duquesne Univ Proj
            Rfdg (AMBAC Insd) ............................  5.500            03/01/20           1,870,610
     1,000  Allegheny Cnty, PA Hosp Dev Auth
            Hlthcare Fac Villa Saint Joseph ..............  5.875            08/15/18             844,800
     2,140  Allegheny Cnty, PA Hosp Dev Auth
            Rev Hlth Fac Allegheny Vly Sch
            (Prerefunded @ 02/01/05) .....................  7.750            02/01/15           2,470,566
     1,000  Allegheny Cnty, PA Hosp Dev Auth Rev
            Hosp Saint Francis Med Cent Proj .............  5.500            05/15/06             892,970
     1,000  Allegheny Cnty, PA Hosp Dev Auth Rev
            Hosp Saint Francis Med Cent Proj .............  5.500            05/15/07             872,330
     1,000  Allegheny Cnty, PA Hosp Dev Auth Rev
            Hosp Saint Francis Med Cent Proj .............  5.600            05/15/08             857,310
     1,000  Allegheny Cnty, PA Hosp Dev Auth Rev
            Hosp Saint Francis Med Cent Proj .............  5.750            05/15/09             846,600
     1,000  Allegheny Cnty, PA Hosp Dev Auth Rev
            Hosp Saint Francis Med Cent Proj .............  5.750            05/15/10             828,280
     2,000  Allegheny Cnty, PA Hosp Dev Auth Rev
            Ser A (MBIA Insd) ............................  6.500            11/15/30           2,213,560
     1,000  Allegheny Cnty, PA Indl Dev Auth
            Lease Rev ....................................  6.625            09/01/24             919,470


                                       12      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2001 (UNAUDITED)

PAR
AMOUNT                                                                                           MARKET
(000)       DESCRIPTION                                     COUPON           MATURITY            VALUE
            PENNSYLVANIA (CONTINUED)
$      860  Allegheny Cnty, PA Indl Dev Auth Med
            Cent Rev Presbyterian Med Cent Rfdg
            (FHA Gtd) ....................................  6.750%           02/01/26        $    920,492
     3,730  Allegheny Cnty, PA Port Auth Sub Lien
            Transn (MBIA Insd) ...........................  5.500            06/01/09           4,063,499
     2,000  Allegheny Cnty, PA Port Auth Transn
            (FGIC Insd) ..................................  5.500            03/01/15           2,143,300
     1,000  Allegheny Cnty, PA Port Auth Transn
            (FGIC Insd) ..................................  5.500            03/01/16           1,063,720
     1,000  Allegheny Cnty, PA Port Auth Transn
            (FGIC Insd) ..................................  5.500            03/01/17           1,057,600
     1,945  Allegheny Cnty, PA Res Mtg Single
            Family Ser Z (GNMA Collateralized) ...........  6.875            05/01/26           2,053,414
     2,000  Allegheny Cnty, PA San Auth Swr
            (MBIA Insd) ..................................  5.750            12/01/15           2,193,100
     2,000  Allegheny Cnty, PA San Auth Swr
            (MBIA Insd) ..................................  5.750            12/01/16           2,180,000
     6,000  Berks Cnty, PA (Inverse Fltg)
            (Prerefunded @ 12/10/02)
            (FGIC Insd) (a) ..............................  8.990            11/10/20           6,825,000
     2,000  Berks Cnty, PA Muni Auth Rev Highlands
            at Wyomissing Proj B .........................  6.875            10/01/17           2,034,960
       885  Berks Cnty, PA Muni Auth Rev Phoebe
            Berks Vlg Inc Proj Rfdg (Prerefunded
            @ 05/15/06) ..................................  7.500            05/15/13           1,060,982
     1,000  Berks Cnty, PA Muni Auth Rev Phoebe
            Berks Vlg Inc Proj Rfdg (Prerefunded
            @ 05/15/06) ..................................  7.700            05/15/22           1,187,640
     1,100  Bucks Cnty, PA Indl Dev Auth Rev First
            Mtg Hlthcare Fac Chandler ....................  6.100            05/01/14             970,420
     1,500  Canon McMillan Sch Dist PA Ser B
            (FGIC Insd) ..................................  5.500            12/01/29           1,548,135
     1,000  Chester Cnty, PA Hlth & Edl Fac Auth
            Hlth Sys Rev (AMBAC Insd) ....................  5.650            05/15/20           1,020,420
     1,880  Chester Cnty, PA Hlth & Edl The Chester
            Cnty Hosp (MBIA Insd) ........................  5.625            07/01/08           2,019,628
       760  Chichester Sch Dist PA Ser 1989
            (MBIA Insd) ..................................  *                06/01/01             755,698
       860  Chichester Sch Dist PA Ser 1989
            (MBIA Insd) ..................................  *                06/01/02             826,228


SEE NOTES TO FINANCIAL STATEMENTS      13

YOUR FUND'S INVESTMENTS
MARCH 31, 2001 (UNAUDITED)

PAR
AMOUNT                                                                                           MARKET
(000)       DESCRIPTION                                     COUPON           MATURITY            VALUE
            PENNSYLVANIA (CONTINUED)
$    1,250  Crawford Cnty, PA Hosp Auth Sr Living
            Fac Rev ......................................  6.125%           08/15/19        $  1,152,287
     1,250  Cumberland Cnty, PA Mun Auth Co
            Dickinson College Ser A
            (AMBAC Insd) .................................  5.500            11/01/30           1,284,137
     2,000  Dauphin Cnty, PA Genl Auth Rev
            Hotel & Conf Cent Hyatt Regency ..............  6.200            01/01/29           1,778,380
     1,500  Dauphin Cnty, PA Genl Auth Rev
            Office & Pkg Riverfront Office ...............  6.000            01/01/25           1,410,555
     1,240  Delaware Cnty, PA Auth College
            Cabrini College ..............................  5.750            07/01/23           1,288,980
     1,500  Delaware Cnty, PA Auth Rev Dunwoody
            Vlg Proj .....................................  6.250            04/01/30           1,520,070
       500  Delaware Cnty, PA Auth Rev First Mtg
            Riddle Vlg Proj Rfdg .........................  6.200            06/01/05             504,135
     3,000  Delaware Cnty, PA Auth Rev First Mtg
            Riddle Vlg Proj Rfdg .........................  7.000            06/01/26           2,968,110
     2,110  Delaware Cnty, PA Auth Univ Rev
            Villanova Univ Ser A (MBIA Insd) .............  5.500            12/01/11           2,316,189
     2,670  Downingtown, PA Area Sch Dist ................  5.250            04/01/15           2,769,938
     2,000  Erie Cnty, PA Hosp Auth Rev Saint
            Vincent Hlth Cent Proj Ser A
            (MBIA Insd) ..................................  6.375            07/01/22           2,069,280
     3,000  Geisinger, PA Auth Hlth Sys PA
            St Geisinger Hlth Sys Ser A ..................  5.000            08/15/28           2,779,650
       790  Grove City, PA Area Hosp Auth Hlth
            Fac Rev Grove Manor Proj .....................  6.625            08/15/29             753,605
     1,000  Harrisburg, PA Auth Office & Pkg Rev
            Ser A ........................................  6.000            05/01/19             923,730
     3,000  Harrisburg, PA Auth Rev Pooled Univ
            Pgm Ser 11 (MBIA Insd) .......................  5.625            09/15/17           3,138,510
     1,865  Harveys Lake Gen Muni Auth PA
            College Rev College Misericordia Proj
            (ACA Insd) ...................................  5.750            05/01/14           1,910,562
     1,240  Hatboro Horsham PA Sch Dist
            (MBIA Insd) ..................................  5.000            04/01/09           1,310,717
       740  Hazleton, PA Hlth Svcs Auth Hosp Rev .........  5.500            07/01/07             729,263
       650  Hazleton, PA Hlth Svcs Auth Saint
            Joseph Med Cent Rfdg .........................  5.850            07/01/06             654,101


                                       14      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2001 (UNAUDITED)

PAR
AMOUNT                                                                                           MARKET
(000)       DESCRIPTION                                     COUPON           MATURITY            VALUE
            PENNSYLVANIA (CONTINUED)
$    1,000  Lancaster Cnty, PA Hosp Auth Rev Hlth
            Cent Saint Annes Home ........................  6.600%           04/01/24        $    949,130
     2,000  Lehigh Cnty, PA Genl Purp Auth Cedar
            Crest College Rfdg ...........................  6.700            04/01/26           2,055,760
     1,000  Lehigh Cnty, PA Genl Purp Auth Rev
            First Mtg Bible Fellowship Proj A ............  6.000            12/15/23             839,340
     1,760  Lehigh Cnty, PA Genl Purp Auth Rev
            Kidspeace Oblig Group Rfdg ...................  6.000            11/01/23           1,498,200
     1,085  Lehigh Cnty, PA Indl Dev Auth Hlth
            Fac Rev Lifepath Inc Proj ....................  6.300            06/01/28             902,297
     1,000  Lehigh Cnty, PA Indl Dev Auth Pollutn
            Ctl Rev PA Pwr & Lt Co Proj Ser A Rfdg
            (MBIA Insd) ..................................  6.400            11/01/21           1,054,080
     2,000  Lycoming Cnty, PA Auth Hosp Lease
            Rev Divine Providence Sisters Ser A
            (Prerefunded @ 07/01/03) .....................  6.500            07/01/22           2,058,040
     2,000  McGuffey Sch Dist PA Ser B
            (AMBAC Insd) .................................  4.750            08/01/28           1,837,400
     2,000  McKeesport, PA Area Sch Dist Cap
            Apprec .......................................      *            10/01/15             975,800
     1,250  McKeesport, PA Area Sch Dist Cap
            Apprec Ser A .................................      *            10/01/13             688,275
     3,630  McKeesport, PA Area Sch Dist Cap
            Apprec Ser C .................................      *            10/01/22           1,166,428
       750  McKeesport, PA Indl Dev Auth Rev The
            Kroger Corp Allegheny Cnty Rfdg ..............  8.650            06/01/11             768,728
     1,500  Mifflin Cnty, PA Hosp Auth
            (Asset Gty Insd) .............................  6.200            07/01/25           1,567,500
     1,000  Montgomery Cnty, PA Higher Ed &
            Hlth Auth ....................................  6.625            07/01/19             898,540
     2,000  Montgomery Cnty, PA Indl Dev Auth
            Retirement Cmnty Rev .........................  6.300            01/01/13           1,842,220
     2,250  Montgomery Cnty, PA Indl Dev Auth
            Retirement Cmnty Rev Adult Cmntys
            Total Svcs Ser B .............................  5.625            11/15/12           2,256,750
     3,000  Montgomery Cnty, PA Indl Dev
            Auth Rev Res Recovery
            (LOC - Banque Paribas) .......................  7.500            01/01/12           3,072,150
       975  Montgomery Cnty, PA Indl Dev Auth
            Rev Wordsworth Academy .......................  7.750            09/01/24             998,156


SEE NOTES TO FINANCIAL STATEMENTS      15

YOUR FUND'S INVESTMENTS
MARCH 31, 2001 (UNAUDITED)

PAR
AMOUNT                                                                                           MARKET
(000)       DESCRIPTION                                     COUPON           MATURITY            VALUE
            PENNSYLVANIA (CONTINUED)
$      800  North Penn, PA (FGIC Insd) ...................  6.200%           11/01/22        $    832,776
     1,000  North Penn, PA Wtr Auth Wtr Rev
            (Prerefunded @ 11/01/04)
            (FGIC Insd) ..................................  6.875            11/01/19           1,122,330
     1,000  Northeastern PA Hosp & Edl Auth
            College Rev Gtd Luzerne Cnty Cmnty
            College (Prerefunded @ 02/15/05)
            (AMBAC Insd) .................................  6.625            08/15/15           1,107,880
     2,122  Oil City, PA Towne Tower Proj
            (FHA Gtd) ....................................  6.750            05/01/20           2,221,988
     3,000  Pennsylvania Econ Dev Fin Auth Res
            Recovery Rev Colver Proj Ser D ...............  7.050            12/01/10           3,096,870
     1,500  Pennsylvania Econ Dev Fin Auth Res
            Recovery Rev Colver Proj Ser D ...............  7.125            12/01/15           1,550,130
     5,000  Pennsylvania Econ Dev Fin Auth Res
            Recovery Rev Northampton
            Generating Ser A .............................  6.600            01/01/19           4,968,350
     4,000  Pennsylvania Hsg Fin Agy
            (Inverse Fltg) (a) ........................... 10.015            10/01/23           4,215,000
     1,000  Pennsylvania Hsg Fin Agy Rental Hsg
            Rfdg (FNMA Collateralized) ...................  6.500            07/01/23           1,034,840
     1,000  Pennsylvania Hsg Fin Agy Single
            Family Mtg Ser 40 ............................  6.900            04/01/25           1,053,550
     2,450  Pennsylvania Hsg Fin Agy Single Family
            Mtg Ser 42 ...................................  6.850            04/01/25           2,581,124
     4,000  Pennsylvania St Ctfs Partn (FSA Insd) ........  6.250            05/01/16           4,137,120
     4,700  Pennsylvania St Higher Edl Assistance
            Agy Student Ln Rev Rfdg (Inverse Fltg)
            (AMBAC Insd) (a) .............................  9.682            09/01/26           5,499,000
     2,500  Pennsylvania St Higher Edl Assistance
            Agy Student Ln Rev Ser B (Inverse Fltg)
            (MBIA Insd) (a) .............................. 11.092            03/01/20           3,062,500
     4,000  Pennsylvania St Higher Edl Assistance
            Agy Student Ln Rev Ser C
            (AMBAC Insd) .................................  6.400            03/01/22           4,131,800
     1,200  Pennsylvania St Higher Edl Fac Auth
            College & Univ Rev Bryn Mawr College
            (MBIA Insd) ..................................  5.625            12/01/27           1,246,200


                                       16      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2001 (UNAUDITED)

PAR
AMOUNT                                                                                           MARKET
(000)       DESCRIPTION                                     COUPON           MATURITY            VALUE
            PENNSYLVANIA (CONTINUED)
$    5,400  Pennsylvania St Higher Edl Fac Auth
            Rev Drexel Univ Rfdg (Prerefunded
            @ 05/01/03) ..................................  6.375%           05/01/17        $  5,657,310
     1,600  Pennsylvania St Higher Edl Univ of
            Scraton (AMBAC Insd) .........................  5.750            11/01/15           1,749,104
     1,200  Pennsylvania St Tpk Commn Oil
            Franchise Tax Rev (AMBAC Insd) ...............  4.750            12/01/27           1,117,092
     1,365  Perkiomen Vy Sch Dist PA (FSA Insd) ..........  5.500            03/01/15           1,452,401
     1,445  Perkiomen Vy Sch Dist PA (FSA Insd) ..........  5.500            03/01/16           1,526,946
     2,000  Philadelphia, PA (FSA Insd) ..................  5.250            09/15/13           2,106,980
     7,500  Philadelphia, PA (FSA Insd) ..................  5.000            03/15/28           7,232,025
       600  Philadelphia, PA Auth For Indl Dev Rev
            First Mtg Crime Prevention Assn ..............  6.125            04/01/19             539,388
     1,000  Philadelphia, PA Auth Indl Dev Hlthcare
            Fac Rev Baptist Home of Philadelphia
            Ser A ........................................  5.600            11/15/28             773,080
    11,565  Philadelphia, PA Auth Indl Dev Lease
            Rev Ser A (MBIA Insd) ........................  5.375            02/15/27          11,687,705
     2,505  Philadelphia, PA Auth Indl Dev Rev
            Coml Dev Rfdg ................................  7.750            12/01/17           2,640,846
     4,760  Philadelphia, PA Gas Wks Rev Second
            Ser (FSA Insd) ...............................  5.000            07/01/29           4,548,275
     3,000  Philadelphia, PA Gas Wks Rev Ser 14
            Rfdg (FSA Insd) ..............................  6.250            07/01/08           3,225,030
       250  Philadelphia, PA Hosps & Higher Edl
            Fac Auth Rev .................................  6.300            07/01/14             235,215
     1,500  Philadelphia, PA Muni Auth Rev Muni
            Svcs Bldg Lease Cap Apprec
            (FSA Insd) ...................................    *              03/15/08           1,110,330
     3,750  Philadelphia, PA Muni Auth Rev Muni
            Svcs Bldg Lease Cap Apprec
            (FSA Insd) ...................................    *              03/15/11           2,374,913
     3,775  Philadelphia, PA Muni Auth Rev Muni
            Svcs Bldg Lease Cap Apprec
            (FSA Insd) ...................................    *              03/15/12           2,256,846
     4,500  Philadelphia, PA Muni Auth Rev Muni
            Svcs Bldg Lease Cap Apprec
            (FSA Insd) ...................................    *              03/15/13           2,534,130
     2,000  Philadelphia, PA Parking Auth Rev
            Arpt .........................................  5.250            09/01/22           2,013,480

SEE NOTES TO FINANCIAL STATEMENTS      17

YOUR FUND'S INVESTMENTS
MARCH 31, 2001 (UNAUDITED)

PAR
AMOUNT                                                                                           MARKET
(000)       DESCRIPTION                                     COUPON           MATURITY            VALUE
            PENNSYLVANIA (CONTINUED)
$    4,000  Philadelphia, PA Sch Dist Ser A ..............  5.750%           02/01/12        $  4,452,480
     2,000  Philadelphia, PA Wtr & Wastewtr Rev
            Rfdg (MBIA Insd) .............................  5.625            06/15/08           2,178,780
     1,470  Pittsburgh, PA Urban Redev Auth Mtg
            Rev Ser C1 ...................................  6.800            10/01/25           1,532,034
     1,475  Pittsburgh, PA Urban Redev Auth Mtg
            Rev Ser D ....................................  6.250            10/01/17           1,520,445
     1,000  Scranton-Lackawanna, PA Hlth &
            Welfare Auth Rev Marian Cmnty Hosp
            Proj Rfdg ....................................  7.125            01/15/13             945,100
     1,000  Southeastern PA Tran Auth Spl Rev
            Ser A (FGIC Insd) ............................  4.750            03/01/29             919,180
     1,210  State Pub Sch Bldg Auth PA College Rev
            Rfdg Montgomery Cnty Cmnty
            College Rfdg .................................  5.500            05/01/13           1,325,942
     1,275  State Pub Sch Bldg Auth PA College Rev
            Rfdg Montgomery Cnty Cmnty
            College Rfdg .................................  5.500            05/01/14           1,394,060
     2,180  State Pub Sch Bldg Auth PA Sch Rev
            Burgettstown Sch Dist Ser D
            (Prerefunded @ 02/01/05)
            (MBIA Insd) ..................................  6.500            02/01/14           2,404,911
     2,000  Sto-Rox Sch Dist PA (MBIA Insd) ..............  5.800            06/15/30           2,130,100
                                                                                             ------------
                                                                                              231,058,019
                                                                                             ------------
            GUAM 0.5%
     1,000  Guam Arpt Auth Rev Ser B .....................  6.700            10/01/23           1,043,180
                                                                                             ------------


                                       18      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2001 (UNAUDITED)

                                                                            MARKET
DESCRIPTION                                                                  VALUE
TOTAL LONG-TERM INVESTMENTS 99.9%
    (Cost $219,888,953) .........................................        $232,101,199
SHORT-TERM INVESTMENTS  0.2%
    (Cost $600,000) .............................................             600,000
                                                                         ------------
TOTAL INVESTMENTS  100.1%
    (Cost $220,488,953) .........................................         232,701,199
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%) ...................            (323,251)
                                                                         ------------
NET ASSETS  100.0% ..............................................        $232,377,948
                                                                         ============

  * ZERO COUPON BOND

(a) AN INVERSE FLOATING SECURITY IS ONE WHERE THE COUPON IS INVERSELY INDEXED TO A SHORT-TERM FLOATING INTEREST RATE MULTIPLIED BY A SPECIFIC FACTOR. AS THE FLOATING RATE RISES, THE COUPON IS REDUCED. CONVERSELY, AS THE FLOATING RATE DECLINES, THE COUPON IS INCREASED. THESE INSTRUMENTS ARE TYPICALLY USED BY THE TRUST TO ENHANCE THE YIELD OF THE PORTFOLIO. THE PRICE OF THIS SECURITY MAY BE MORE VOLATILE THAN THE PRICE OF A COMPARABLE FIXED RATE SECURITY.

ACA--AMERICAN CAPITAL ACCESS
AMBAC--AMBAC INDEMNITY CORPORATION
ASSET GTY--ASSET GUARANTY INSURANCE COMPANY
FGIC--FINANCIAL GUARANTY INSURANCE COMPANY
FHA--FEDERAL HOUSING ADMINISTRATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA--FINANCIAL SECURITY ASSURANCE INC.
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
LOC--LETTER OF CREDIT
MBIA--MUNICIPAL BOND INVESTORS ASSURANCE CORP.


SEE NOTES TO FINANCIAL STATEMENTS      19

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001 (UNAUDITED)

ASSETS:
Total Investments (Cost $220,488,953) .................................  $232,701,199
Cash ..................................................................        66,850
Receivables:
  Interest ............................................................     3,306,429
  Fund Shares Sold ....................................................       100,781
  Investments Sold ....................................................         5,000
Other .................................................................       112,748
                                                                         ------------
    Total Assets ......................................................   236,293,007
                                                                         ------------
LIABILITIES:
Payables:
  Investments Purchased ...............................................     2,774,969
  Income Distributions ................................................       367,476
  Fund Shares Repurchased .............................................       213,325
  Distributor and Affiliates ..........................................       131,483
  Investment Advisory Fee .............................................       118,505
Accrued Expenses ......................................................       161,035
Trustees' Deferred Compensation and Retirement Plans ..................       148,266
                                                                         ------------
    Total Liabilities .................................................     3,915,059
                                                                         ------------
NET ASSETS ............................................................  $232,377,948
                                                                         ============
NET ASSETS CONSIST OF:

Capital (Par value of $.01 per share with an unlimited number of shares authorized) ...............................................  $224,673,193
Net Unrealized Appreciation ...........................................    12,212,246
Accumulated Undistributed Net Investment Income .......................       493,934
Accumulated Net Realized Loss .........................................    (5,001,425)
                                                                         ------------
NET ASSETS ............................................................  $232,377,948
                                                                         ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $204,025,397 and 11,893,185 shares of beneficial interest issued
    and outstanding) ..................................................  $      17.15
    Maximum sales charge (4.75%* of offering price) ...................          0.86
                                                                         ------------
    Maximum offering price to public ..................................  $      18.01
                                                                         ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $24,995,717 and 1,459,696 shares of beneficial interest issued and
    outstanding) ......................................................  $      17.12
                                                                         ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $3,356,834 and 195,961 shares of beneficial interest issued and
    outstanding) ......................................................  $      17.13
                                                                         ============

* ON SALES OF $100,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.


                                       20      SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)

INVESTMENT INCOME:
Interest ................................................................ $ 7,271,528
                                                                          -----------
EXPENSES:

Investment Advisory Fee .................................................     688,951
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
  $256,102, $127,394 and $15,930, respectively) .........................     399,426
Shareholder Services ....................................................      71,367
Legal ...................................................................      19,325
Custody .................................................................      16,969
Other ...................................................................      68,010
                                                                          -----------
    Total Expenses ......................................................   1,264,048
    Less Credits Earned on Cash Balances ................................       8,152
                                                                          -----------
    Net Expenses ........................................................   1,255,896
                                                                          -----------
NET INVESTMENT INCOME ................................................... $ 6,015,632
                                                                          ===========
REALIZED AND UNREALIZED GAIN/LOSS:

Net Realized Loss ....................................................... $(1,089,236)
                                                                          -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period ...............................................   5,113,594
  End of the Period .....................................................  12,212,246
                                                                          -----------
Net Unrealized Appreciation During the Period ...........................   7,098,652
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN ........................................ $ 6,009,416
                                                                          ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS .............................. $12,025,048
                                                                          ===========


SEE NOTES TO FINANCIAL STATEMENTS      21

Statement of Changes in Net Assets

FOR THE SIX MONTHS ENDED MARCH 31, 2001 AND THE YEAR ENDED

SEPTEMBER 30, 2000 (UNAUDITED)

                                                       SIX MONTHS ENDED        YEAR ENDED
                                                        MARCH 31, 2001     SEPTEMBER 30, 2000
                                                       ----------------    ------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net Investment Income ...............................    $  6,015,632        $ 12,176,758
Net Realized Loss ...................................      (1,089,236)         (2,647,604)
Net Unrealized Appreciation/Depreciation
   During the Period ................................       7,098,652            (833,309)
                                                         ------------        ------------
Change in Net Assets from Operations ................      12,025,048           8,695,845
                                                         ------------        ------------

Distributions from and in Excess of Net
   Investment Income:
   Class A Shares ...................................      (4,639,025)        (10,298,067)
   Class B Shares ...................................        (495,558)         (1,822,457)
   Class C Shares ...................................         (63,070)           (167,979)
                                                         ------------        ------------
Total Distributions .................................      (5,197,653)        (12,288,503)
                                                         ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES .       6,827,395          (3,592,658)
                                                         ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold ...........................       9,026,689          28,762,933
Net Asset Value of Shares Issued Through Dividend
   Reinvestment .....................................       2,940,783           6,887,936
Cost of Shares Repurchased ..........................     (15,410,491)        (63,758,778)
                                                         ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ..      (3,443,019)        (28,107,909)
                                                         ------------        ------------

TOTAL INCREASE/DECREASE IN NET ASSETS ...............       3,384,376         (31,700,567)
NET ASSETS:
Beginning of the Period .............................     228,993,572         260,694,139
                                                         ------------        ------------

End of the Period (Including accumulated
   undistributed net investment income of $493,934
   and ($324,045), respectively) ....................    $232,377,948        $228,993,572
                                                         ============        ============



                                      22      SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
(UNAUDITED)                            HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                       OUTSTANDING THROUGHOUT THE
                                       PERIODS INDICATED.

                                          SIX                                NINE
                                        MONTHS           YEAR ENDED         MONTHS            YEAR ENDED
CLASS A SHARES                           ENDED          SEPTEMBER 30,        ENDED            DECEMBER 31,
                                        MARCH 31,      --------------     SEPTEMBER 30,   -------------------
                                         2001          2000      1999         1998         1997        1996
                                        ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ......................   $16.65      $16.86     $18.24        $18.04       $17.49      $17.74
                                         ------      ------     ------        ------       ------      ------
   Net Investment Income .............      .45         .85        .89           .68          .93         .92
   Net Realized and Unrealized
    Gain/Loss ........................      .44        (.20)     (1.34)          .22          .53        (.26)
                                         ------      ------     ------        ------       ------      ------

Total from Investment
  Operations .........................      .89         .65       (.45)          .90         1.46         .66
  Less Distributions from and in
    Excess of Net Investment
    Income ...........................      .39         .86        .93           .70          .91         .90
                                         ------      ------     ------        ------       ------      ------

NET ASSET VALUE,
  END OF THE PERIOD ..................   $17.15      $16.65     $16.86        $18.24       $18.04      $17.49
                                         ======      ======     ======        ======       ======      ======

Total Return*(a) .....................    5.39%**     4.12%     -2.65%         5.08%**      8.59%       3.86%
Net Assets at End of
  the Period (In millions) ...........   $204.0      $200.5     $205.4        $219.3       $223.9      $227.4
Ratio of Expenses to Average
  Net Assets*(b) .....................    1.01%       1.09%      1.04%         1.03%        1.04%       1.09%
Ratio of Net Investment
  Income to Average
  Net Assets*(b) .....................    5.33%       5.19%      5.03%         5.06%        5.27%       5.32%
Portfolio Turnover ...................      14%**       18%        53%           29%**        46%         57%

* IF CERTAIN EXPENSES HAD NOT BEEN ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD
  HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets .........................      N/A         N/A        N/A           N/A          N/A       1.09%
Ratio of Net Investment Income
  to Average Net Assets ..............      N/A         N/A        N/A           N/A          N/A       5.31%

**   NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 4.75% OR CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF UP TO .25%.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON OVERNIGHT CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE YEAR ENDED
     SEPTEMBER 30, 2000 AND 1999.

N/A = NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS     23

Financial Highlights                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
(UNAUDITED)                            HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                       OUTSTANDING THROUGHOUT THE
                                       PERIODS INDICATED.

                                          SIX                                NINE
                                        MONTHS           YEAR ENDED         MONTHS            YEAR ENDED
CLASS B SHARES                           ENDED          SEPTEMBER 30,        ENDED            DECEMBER 31,
                                        MARCH 31,      --------------     SEPTEMBER 30,   -------------------
                                         2001          2000      1999         1998         1997        1996
                                        ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ......................   $16.63      $16.85     $18.23        $18.03       $17.48      $17.73
                                         ------      ------     ------        ------       ------      ------
  Net Investment Income ..............      .38         .70        .76           .58          .79         .79
  Net Realized and Unrealized
    Gain/Loss ........................      .44        (.18)     (1.34)          .22          .53        (.26)
                                         ------      ------     ------        ------       ------      ------
Total from Investment Operations .....      .82         .52       (.58)          .80         1.32         .52
  Less Distributions from and in
    Excess of Net Investment
    Income ...........................      .33         .74        .80           .60          .78         .77
                                         ------      ------     ------        ------       ------      ------

NET ASSET VALUE,
  END OF THE PERIOD ..................   $17.12      $16.63     $16.85        $18.23       $18.03      $17.48
                                         ======      ======     ======        ======       ======      ======

Total Return*(a) .....................    4.97%**     3.26%     -3.37%         4.51%**      7.78%       3.07%
Net Assets at End of the
  Period (In millions) ...............    $25.0       $25.3      $50.9         $53.5        $51.9       $48.4
Ratio of Expenses to Average
  Net Assets*(b) .....................    1.76%       1.83%      1.80%         1.79%        1.79%       1.85%
Ratio of Net Investment
  Income to Average
  Net Assets*(b) .....................    4.58%       4.46%      4.28%         4.28%        4.51%       4.56%
Portfolio Turnover ...................      14%**       18%        53%           29%**        46%         57%

* IF CERTAIN EXPENSES HAD NOT BEEN ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD
  HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets .........................      N/A         N/A        N/A           N/A          N/A       1.85%
Ratio of Net Investment Income
  to Average Net Assets ..............      N/A         N/A        N/A           N/A          N/A       4.55%

**   NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 4%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON OVERNIGHT CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE YEAR ENDED
     SEPTEMBER 30, 2000 AND 1999.

N/A = NOT APPLICABLE


                                     24        SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
(UNAUDITED)                            HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                       OUTSTANDING THROUGHOUT THE
                                       PERIODS INDICATED.

                                          SIX                                NINE
                                        MONTHS           YEAR ENDED         MONTHS            YEAR ENDED
CLASS C SHARES                           ENDED          SEPTEMBER 30,        ENDED            DECEMBER 31,
                                        MARCH 31,      --------------     SEPTEMBER 30,   -------------------
                                         2001          2000      1999         1998         1997        1996
                                        ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ......................   $16.63      $16.85     $18.23        $18.03       $17.48      $17.73
                                         ------      ------     ------        ------       ------      ------
   Net Investment Income .............      .39         .72        .76           .58          .80         .79
   Net Realized and Unrealized
    Gain/Loss ........................      .44        (.20)     (1.34)          .22          .53        (.26)
                                         ------      ------     ------        ------       ------      ------
Total from Investment Operations .....      .83         .52       (.58)          .80         1.32         .52
  Less Distributions from and in
    Excess of Net Investment
    Income ...........................      .33         .74        .80           .60          .78         .77
                                         ------      ------     ------        ------       ------      ------

NET ASSET VALUE,
  END OF THE PERIOD ..................   $17.13      $16.63     $16.85        $18.23       $18.03      $17.48
                                         ======      ======     ======        ======       ======      ======

Total Return*(a) .....................    5.03%**     3.26%     -3.37%         4.51%**      7.78%       3.08%
Net Assets at End of
  the Period (In millions) ...........     $3.4        $3.2       $4.3          $3.3         $3.0        $3.4
Ratio of Expenses to Average
  Net Assets * (b) ...................    1.76%       1.84%      1.79%         1.79%        1.79%       1.85%
Ratio of Net Investment
  Income to Average
  Net Assets*(b) .....................    4.58%       4.45%      4.27%         4.29%        4.52%       4.56%
Portfolio Turnover ...................      14%**       18%        53%           29%**        46%         57%

* IF CERTAIN EXPENSES HAD NOT BEEN ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD
HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets .........................      N/A         N/A        N/A           N/A          N/A       1.85%
Ratio of Net Investment Income
  to Average Net Assets ..............      N/A         N/A        N/A           N/A          N/A       4.55%


**   NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS DO INCLUDE RULE 12b-1 FEES OF 1%.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON OVERNIGHT CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE YEAR ENDED
     SEPTEMBER 30, 2000 AND 1999.

N/A = NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS       25

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2001 (UNAUDITED)

1.        SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only Pennsylvania investors a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The distribution of the Fund's Class B and Class C Shares commenced on May 3, 1993, and August 13, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a separate account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2001, there were no when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premiums are amortized and original issue discounts are accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2001 (UNAUDITED)

pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

     In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of March 31, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $162,788.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $1,353,745 which will expire between September 30, 2003 and September 30, 2008.

     At March 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $220,488,953; the aggregate gross unrealized appreciation is $14,493,701 and the aggregate gross unrealized depreciation is $2,281,455, resulting in net unrealized appreciation on long- and short-term investments of $12,212,246.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

     Due to the inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2001, the Fund's custody fee was reduced by $8,152 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2001 (UNAUDITED)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                               % PER ANNUM
First $500 million ..................................................     0.60%
Over $500 million ...................................................     0.50%

     For the six months ended March 31, 2001, the Fund recognized expenses of approximately $3,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2001, the Fund recognized expenses of approximately $31,100 representing Van Kampen Investment Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

     Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2001, the Fund recognized expenses of approximately $46,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $92,300 are included in "Other Assets" on the Statement of Assets and Liabilities at March 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2001 (UNAUDITED)


3.  CAPITAL TRANSACTIONS
At March 31, 2001, capital aggregated $193,252,668, $27,822,285 and $3,598,240 for Classes A, B and C, respectively. For the six months ended March 31, 2001, transactions were as follows:

                                                        SHARES        VALUE
   Sales:
     Class A ...................................        361,866   $   6,156,355
     Class B ...................................        146,198       2,482,204
     Class C ...................................         22,784         388,130
                                                      ---------   -------------
   Total Sales .................................        530,848   $   9,026,689
                                                      =========   =============
   Dividend Reinvestment:
     Class A ...................................        153,869   $   2,612,552
     Class B ...................................         17,256         292,587
     Class C ...................................          2,101          35,644
                                                      ---------   -------------
   Total Dividend Reinvestment .................        173,226   $   2,940,783
                                                      =========   =============
   Repurchases:
     Class A ...................................       (664,226)  $ (11,233,011)
     Class B ...................................       (227,659)     (3,858,859)
     Class C ...................................        (18,654)       (318,621)
                                                      ---------   -------------
   Total Repurchases ...........................       (910,539)  $ (15,410,491)
                                                      =========   =============

At September 30, 2000, capital aggregated $195,716,772, $28,906,353 and
$3,493,087 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                      SHARES            VALUE
   Sales:
     Class A ...................................      1,524,573   $  24,763,709
     Class B ...................................        201,099       3,312,729
     Class C ...................................         41,610         686,495
                                                      ---------   -------------
   Total Sales .................................      1,767,282   $  28,762,933
                                                      =========   =============
   Dividend Reinvestment:
     Class A ...................................        349,015   $   5,745,371
     Class B ...................................         63,137       1,036,649
     Class C ...................................          6,445         105,916
                                                      ---------   -------------
   Total Dividend Reinvestment .................        418,597   $   6,887,936
                                                      =========   =============
   Repurchases:
     Class A ...................................     (2,018,717)  $ (33,249,107)
     Class B ...................................     (1,764,054)    (28,669,511)
     Class C ...................................       (112,446)     (1,840,160)
                                                      ---------   -------------
   Total Repurchases ...........................     (3,895,217)  $ (63,758,778)
                                                      =========   =============

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2001 (UNAUDITED)

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2001 and the year ended September 30, 2000, 97,646 and 1,106,976 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2001 and the year ended September 30, 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                           CONTINGENT DEFERRED
                                                               SALES CHARGE
                                                              AS A PERCENTAGE
                                                              OF DOLLAR AMOUNT
                                                              SUBJECT TO CHARGE
                                                           --------------------
YEAR OF REDEMPTION                                          CLASS B     CLASS C
First                                                        4.00%       1.00%
Second                                                       3.75%        None
Third                                                        3.50%        None
Fourth                                                       2.50%        None
Fifth                                                        1.50%        None
Sixth                                                        1.00%        None
Seventh and Thereafter                                        None        None

     For the six months ended March 31, 2001, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $23,600 and CDSC on redeemed shares of approximately $30,400. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $33,192,701 and $31,611,556, respectively.

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2001 (UNAUDITED)

5.  DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended March 31, 2001, are payments retained by Van Kampen of approximately $109,506.

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 W. Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606


* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

Copyright-C-2001 Van Kampen Funds Inc. All rights reserved.

58, 358, 558                                                        Presorted
PATF SAR 5/01                                                        Standard
2842E01-AP-5/01                                                    U.S. Postage
Van Kampen Funds Inc.                                                  PAID
1 PARKVIEW PLAZA                                                   VAN KAMPEN
P.O. BOX 5555                                                      INVESTMENTS
OAKBROOK TERRACE, ILLINOIS 60181-5555